SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 28, 2005

                               AUTEO MEDIA, INC..
             (Exact name of registrant as specified in its charter)

     Nevada                     000-27229                       88-0409163
 ______________________________________________________________________________
 (State or other               (Commission                   (IRS Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)




      101 - 4181 Norfolk Avenue
      Burnaby, BC, Canada                                              V6C 3A6
 _____________________________________                                 ________
 Address of principal Executive Office                                 Zip Code



       Registrant's telephone number, including area code: (604) 780-6025


                                      N/A
          ____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 28, 2005, the accounting firm of Dohan and Company, Certified Public Accounts, 7700 North Kendall Drive, Suite 200, Miami, Florida 33156 was engaged to take over the audit responsibilities from Kyle L. Tingle, certified public accountant.

     During Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Dohan and Company, Registrant (or someone on its behalf) has not consulted with Kyle L. Tingle, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

     During Registrant's two most recent fiscal years, Registrant is not aware of any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

     During the period covered by the most recent audit report and for the prior periods covered by said report, Registrant had no recurring revenues from existing operations with losses from prior operations, a working capital deficit and an accumulated deficit that raised and resulted in the former accountants qualifying his opinion to indicate that this raised substantial doubt about Registrant's ability to continue as a going concern. Registrant's plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty.

     As an exhibit to this Form 8-K, Registrant has provided the information required to comply with Item 304(a)(1), including compliance with Item 304(a)(3), of Regulation S-K, Section 229.304(a)(10) and (a)(3) of said chapter, and the related instructions to Item 304, if required.

     The Registrant provided Kyle L. Tingle with a copy of this disclosure and requested that Kyle L. Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Kyle L Tingle's letter of February 28, 2005, is filed as
Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following is filed as an Exhibit to this Report.

    Exhibit 16. Letter to the Securities and Exchange Commission from Kyle
                L. Tingle, dated February 28, 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AUTEO MEDIA, INC.
                                   (Registrant)


DATED:  March 15, 2005             /s/ MICHAEL W. KINLEY
                                   _____________________
                                       Michael W. Kinley
                                       President